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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 10, 1999


                               MAXTOR CORPORATION
             (Exact name of registrant as specified in its charter)


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
          Delaware                         0-14016                        77-0123732
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(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)
        incorporation)
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                              510 Cottonwood Drive
                           Milpitas, California 95035
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 432-1700




          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets.

     On September 10, 1999, Maxtor Corporation ("Maxtor") completed a merger pursuant to which Creative Design Solutions, Inc., a California corporation ("CDS") became a wholly owned subsidiary of Maxtor. CDS develops and markets thin servers optimized for file sharing for customers to use to add storage to a local network. The Company issued approximately 8,129,700 shares of the Company's Common Stock in exchange for all outstanding shares of CDS capital stock, based upon the negotiated value of CDS, as adjusted by specified liabilities of CDS, and upon an average Maxtor closing stock price of $6.122 over a trading period defined in the agreement governing the merger. Additional shares will be registered on a registration statement on Form S-8 for issuance upon the exercise of stock options formerly exercisable for shares of CDS Common Stock. Maxtor intends to continue the operations of CDS as a part of Maxtor, doing business under the name Maxtor Network Systems Group. A copy of the press release announcing the effectiveness of the Merger is attached as Exhibit 99 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          To be filed by amendment within 60 days of this report.

     (b)  Pro forma financial information.

          To be filed by amendment within 60 days of this report.

     (c)  Exhibits.

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
Exhibit No.                                Description
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
2 Agreement and Plan of Reorganization dated as of August 23, 1999 by and among Maxtor, Popup Acquisition Corporation, Creative Design Solutions, Inc. and Peter Harvey. Schedules and similar attachments to this Exhibit have not been filed; Maxtor will furnish supplementally a copy of any omitted schedule to the Commission upon request.

99 Press release dated September 13, 1999 announcing the effectiveness of the Merger.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               MAXTOR CORPORATION


Date: September 24, 1999                     By: /s/ Glenn H. Stevens
                                                --------------------------------
                                             Glenn H. Stevens
                                             Vice President, General Counsel and
                                             Secretary

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                                  EXHIBIT INDEX


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
Exhibit No.                                Description
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
2 Agreement and Plan of Reorganization dated as of August 23, 1999 by and among Maxtor, Popup Acquisition Corporation, Creative Design Solutions, Inc. and Peter Harvey. Schedules and similar attachments to this Exhibit have not been filed; Maxtor will furnish supplementally a copy of any omitted schedule to the Commission upon request.

99 Press release dated September 13, 1999 announcing the effectiveness of the Merger.
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